POWER OF ATTORNEY
Know all by these presents, that the
undersigned hereby constitutes and appoints
 Michael Gravelle, Colleen Haley or Carol
 Nairn, signing singly, the undersigned?s
 true and lawful attorney in fact to:
(1)	execute for and on behalf of the
 undersigned, in the undersigned?s
 capacity as an officer and/or director
 of Fidelity National Financial, Inc.
(the ?Company?), a Form 3 (Initial
Statement of Beneficial Ownership of
Securities), Form 4 (Statement of
Changes in Beneficial Ownership),
and/or Form 5 (Annual Statement of
 Changes in Beneficial Ownership),
 in accordance with Section 16(a)
of the Securities Exchange Act of
1934 and the rules thereunder;
(2)	do and perform any and all
 acts for and on behalf of the
 undersigned which may be necessary
 or desirable to complete and
execute such Form(s) and to timely
 file such Form(s) with the United
 States Securities and Exchange
Commission and any stock exchange
or similar authority; and
(3)	take any other action
 of any type whatsoever in
connection with the foregoing
 which, in the opinion of such
 attorney in fact, may be of
benefit to, in the best interest
 of, or legally required by,
the undersigned, it being understood
 that the documents executed by
such attorney in fact on behalf
of the undersigned pursuant to
this Power of Attorney shall be
 in such form and shall contain
 such terms and conditions as
such attorney in fact may
approve in such attorney
in fact?s discretion.
The undersigned hereby grants
 to such attorney in fact full
 power and authority to do and
 perform any and every act and
 thing whatsoever requisite,
necessary, or proper to be
done in the exercise of any
 of the rights and powers
herein granted, as fully to all
 intents and purposes as the
undersigned might or could do
 if personally present, with
 full power of substitution
or revocation, hereby ratifying
 and confirming all that such
attorney in fact, or such attorney
 in fact?s substitute or substitutes,
 shall lawfully do or cause to be
 done by virtue of this Power of
 Attorney and the rights and powers
 herein granted.  The undersigned
acknowledges that the foregoing
attorney in fact, in serving in
such capacity at the request of
the undersigned, is not assuming,
 nor is the Company assuming, any
 of the undersigned?s responsibility
 to comply with Section 16 of the
 Securities Exchange Act of 1934.
This Power of Attorney shall remain
 in full force and effect until
revoked by the undersigned in a
signed writing delivered to the
foregoing attorney in fact.
IN WITNESS WHEREOF,  the undersigned
 has caused this Power of Attorney
 to be executed as of this  15th
 day of August, 2014.
							____________________________

/s/ Brent B. Bickett